UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2008

Aprecia, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51968	20-4378866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 High Ridge Road, Stamford, CT
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 321-1285

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Accountants.

Wolinetz, Lafazan & Company, CPA's, P.C. (“Wolinetz”) was previously the principal accountants for Aprecia, Inc. (the “Company”). On September 24, 2008, the Company dismissed Wolinetz as its principal accountants.

Except as set forth below, Wolinetz’s audit report (the “Report”) on the financial statements of the Company for the fiscal year ended June 30, 2007 (the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Report noted that “the Company has incurred operating losses since inception, has had no revenues and has not commenced planned principal operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

In connection with Wolinetz’s audits for the two fiscal years ended June 30, 2007and the subsequent interim period through September 24, 2008, there have been no disagreements with Wolinetz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolinetz, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through September 24, 2008, there have been no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.

The Company has requested that Wolinetz furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated October 2, 2008, is filed as Exhibit 16.1 to this Report.

(b) New Independent Accountants.

On September 24, 2008, the Company engaged Michael F. Albanese, CPA (“Albanese”) as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending June 30, 2008.

During the two most recent fiscal years and through September 24, 2008, the Company has not consulted with Albanese regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Albanese concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

16.1	Letter dated October 2, 2008 from Wolinetz, Lafazan & Company, CPA's, P.C. to the Securities and Exchange Commission

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized on this 3rd day of October 2008.

Aprecia, Inc.
By: /s/	Isidore Sobkowski
Isidore Sobkowski, President, Chief Executive
Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
16.1	Letter dated October 2, 2008 from Wolinetz, Lafazan & Company, CPA's, P.C. to the Securities and Exchange Commission